Exhibit 10.13

GUARANTEE

For value received, each Subsidiary Guarantor (which term includes any successor Person under the Indenture) hereby fully and unconditionally, jointly and severally, guarantees on a senior basis (the “Subsidiary Guarantee”) (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven of the Indenture (as defined below) and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. This Guarantee shall become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture, dated as of February 3, 2005 among Gregg Appliances, Inc., an Indiana corporation, as issuer, HHG Distributing, LLC, an Indiana limited liability company, as Guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended or supplemented (the “Indenture”).

THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED SUBSIDIARY GUARANTOR HEREBY AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTEE.

This Subsidiary Guarantee is subject to release upon the terms set forth in the Indenture.

IN WITNESS THEREOF, the Subsidiary Guarantor has caused this Subsidiary Guarantee to be signed manually or by facsimile by its duly authorized officer.

HHG DISTRIBUTING, LLC

By:	/s/ Jerry W. Throgmartin
	Name:	Jerry W. Throgmartin
	Title:	President and Secretary